Exhibit 10.2

AMENDMENT NO. 1 TO THE
INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Investors’ Rights Agreement, dated as of July 30, 2020, by and among Eros International Plc, an Isle of Man public company limited by shares (the “Company”), and the Investors party thereto (the “Original Agreement”) is made as of July 30, 2020 by and among the Company and the undersigned Investors (the “Required Investors”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

BACKGROUND

WHEREAS, the Company and the Investors desire to amend certain terms and conditions of the Original Agreement in accordance with Section 7.5(a) of the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Required Investors hereby amend the Original Agreement as follows:

AGREEMENT

1.                  Amendment to Section 1.1 of the Original Agreement.

(a)                Section 1.1 of the Original Agreement is hereby amended by inserting the following new definition thereto in the appropriate alphabetical order:

““Adjusted EBITDA” means net income before interest expense, income tax expense and depreciation and amortization (excluding amortization of capitalized film content and debt issuance costs), adjusted for (i) gain/impairment of available-for-sale financial assets, (ii) profit/loss on held for trading liabilities (including profit/loss on derivative financial instruments), (iii) transactions costs relating to equity transactions, (iv) share based payments, (v) loss/gain on sale of property and equipment, (vi) loss on de-recognition of financial assets measured at amortized cost (on a net basis), (vii) credit impairment loss (on a net basis), (viii) loss on financial liability (convertible notes) measured at fair value through profit and loss, (ix) loss on deconsolidation of a subsidiary and (x) exceptional items such as impairment of goodwill, trademark, film and content rights and content advances.”

2.                  Amendments to Section 3.1 of the Original Agreement.

(a)                Section 3.1(d) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(d) Committees. For so long as the Hony Investor has the right to nominate Hony Nominees pursuant to Section 3.1(a), the Company shall take all Necessary Action to appoint (i) two (2) Hony Nominees (at least one of whom must be an Independent Director) to each of the Audit Committee and Nominating Committee, and the number of Directors serving on either such committee shall be four (4) without the prior approval of the Hony Investor and (ii) two (2) Hony Nominees to the Remuneration Committee, and the number of Directors serving on such committee shall not exceed four (4) without the prior approval of the Hony Investor.”

(b)               Section 3.1(e) of the Original Agreement is hereby amended and restated in its entirety as follows:

“[Reserved.]”

3.                  Amendments to Section 3.2 of the Original Agreement.

(a)                Section 3.2(d) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(d) Committees. For so long as the Eros Founder Group has the right to nominate Eros Nominees pursuant to Section 3.2(a), the Company shall take all Necessary Action to appoint (i) two (2) Eros Nominees (at least one of whom must be an Independent Director) to each of the Audit Committee and Nominating Committee, and the number of Directors serving on either such committee shall not exceed four (4) without the prior approval of the Eros Founder Group and (ii) two (2) Eros Nominees to the Remuneration Committee, and the number of Directors serving on such committee shall not exceed four (4) without the prior approval of the Eros Founder Group.”

(b)               Section 3.2(e) of the Original Agreement is hereby amended by deleting clauses (iv) and (v) in their entirety.

4.                  Amendment to Section 3.3 of the Original Agreement.

(a)                Section 3.3(a) of the Original Agreement is hereby amended by replacing the third sentence thereof with the following:

“In the event of a tie vote on any matter before the Audit Committee or Nominating Committee the Company shall take all Necessary Action so that the Independent Director(s) then serving on such committee, if any, shall be entitled to cast a tie-breaking vote.”

(b)               Section 3.3(a) of the Original Agreement is hereby amended by deleting clause (iii) in its entirety and replacing such clause (iii) with the following:

“(iii) The Remuneration Committee shall initially consist of Shailesh Rao, Dhirendra Swarup, Dilip Thakkar and John Zhao.”

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5.                  Amendment to Article III of the Original Agreement.

(a)                Article III of the Original Agreement is hereby amended by inserting the following new Section 3.5 thereto as follows:

“Section 3.5 Actions Requiring Board Approval. From the Effective Time until the earliest of (x) the third (3rd) anniversary of the Effective Time, (y) the first such time after the Settlement Date that the Hony Investor ceases to beneficially own (giving effect to the CVRs) 50% of its Effective Time Equity or (z) the first such time that the Eros Founder Group ceases to beneficially own 50% of its Effective Time Equity, the following actions by the Company or any of its Subsidiaries shall require the approval of at least two-thirds (2/3) of the Directors of the Board:

(i)       Hiring or terminating the chief executive officer, chief financial officer or president (including any co-president) of the Company.

(ii)       Adopting the annual business plan (including operating budget) of the Company and its Subsidiaries.

(iii)       entering into any agreement increasing the Company’s available debt for borrowed money to an amount greater than the greater of (i) $552 million and (ii) an amount that would cause the net debt to be greater than five (5) times Adjusted EBITDA of the Company for the most recent four (4) consecutive fiscal quarters for which financial statements are available (giving pro forma effect to the borrowing and the use of proceeds of such borrowing).”

6.                  Affirmation. This Amendment is to be read and construed with the Original Agreement as constituting one and the same agreement. Except as specifically modified by this Amendment, all remaining provisions, terms and conditions of the Original Agreement shall remain in full force and effect in accordance with their terms.

7.                  Defined Terms. All terms not herein defined shall have the meanings ascribed to them in the Original Agreement.

8.                  Severability. If any portion of this Amendment shall be declared void or unenforceable by any court or administrative body of competent jurisdiction, then, so long as no party is deprived of the benefits of this Amendment in any material respect, such portion shall be deemed severable from the remainder of this Amendment, which shall continue in all respects valid and enforceable.

9.                  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 5.

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10.              Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Isle of Man applicable to contracts entered into and performed entirely within the Isle of Man.

11.              Effectiveness. This Amendment shall become effective as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Amendment as a deed or caused this Amendment to be executed and delivered as a deed on its behalf as of the date first written above.

EXECUTED and DELIVERED as a deed by EROS INTERNATIONAL PLC acting by:	) ) )	/s/ Noah Fogelson
Director/Authorised Signatory

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

By: CDS International Limited, its sole director

EXECUTED and DELIVERED as a deed by EROS VENTURES LIMITED acting by:	) ) )	/s/ Joel Smith ____________
Name: Joel Smith Title: Authorized Signatory
	) ) )	/s/ Simon Kleis ____________
Name: Simon Kleis Title: Authorized Signatory

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

EXECUTED and DELIVERED as a deed by BEECH INVESTMENTS LIMITED acting by:	) ) )	/s/ Joel Smith ____________
Name: Joel Smith Title: Director
	) ) )	/s/ Simon Kleis ____________
Name: Simon Kleis Title: Director

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

SIGNED and DELIVERED as a DEED by KISHORE LULLA in the presence of: /s/ Swaneet Singh	) ) )	/s/ Kishore Lulla
Kishore Lulla
Witness signature

Name: SWANEET SINGH

Address: [Address]

Occupation: Executive

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

SIGNED and DELIVERED as a DEED by RISHIKA LULLA SINGH in the presence of: /s/ Swaneet Singh	) ) )	/s/ Rishika Lulla Singh
Rishika Lulla Singh
Witness signature

Name: Swaneet Singh

Address: [Address]

Occupation: Executive

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

SIGNED and DELIVERED as a DEED by SUNIL LULLA in the presence of: /s/ K. Arand Sharkar	) ) )	/s/ Sunil Lulla
Sunil Lulla
Witness signature

Name: K. Arand Sharkar

Address: [Address]

Occupation: Service

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

SIGNED and DELIVERED as a DEED by RIDHIMA LULLA in the presence of: /s/ Swaneet Singh	) ) )	/s/ Ridhima Lulla
Ridhima Lulla
Witness signature

Name: SWANEET SINGH

Address: [Address]

Occupation: Executive

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

EXECUTED and DELIVERED as a deed by TPG GROWTH IV OSCARS, L.P. acting by its general partner TPG Growth GenPar IV, L.P. itself acting by its general partner TPG Growth GenPar IV Advisors, LLC acting by:	) ) )	/s/ David Mossé
Vice President

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

EXECUTED and DELIVERED as a deed by MARCO ALLIANCE LIMITED acting by:	) ) ) ) ) )	/s/ Yuan Bing
Director /s/ Rong Zhang

Witness Name: Rong Zhang

Address: [Address]

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

EXECUTED and DELIVERED as a deed by BLACK FISH BLUE FISH, LLC acting by:	) ) ) ) ) )	/s/ Derek Arend
President /s/ Nicole Truebenbach

Vice President

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

EXECUTED and DELIVERED as a deed by PCCW MEDIA LIMITED acting by:	) ) )	/s/ LEE Hoi Yee, Janice________
Director
	) ) )	____________________________
Director/Secretary

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

EXECUTED and DELIVERED as a deed by PTOLEMY CAPITAL, LLC acting by:	) ) )	/s/ Mitchell Otolski_______________
Agent

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]

SIGNED and DELIVERED as a DEED by Andrew Warren in the presence of: /s/ Noah Fogelson	) ) )	/s/ Andrew Warren

Witness signature

Name: Noah Fogelson

Address: [Address]

Occupation: EVP / GC

[Signature Page to Amendment No. 1 to the Investors’ Rights Agreement]